UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 4, 2026

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
West Pharmaceutical Services, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders virtually on May 4, 2026. The four proposals that were voted on at the Annual Meeting are described in detail in the Company’s 2026 Proxy Statement. As of the record date, February 27, 2026, there were 72,081,610 shares of the Company’s common stock outstanding. A total of 66,193,322 shares, representing 91.83% of the Company’s common stock outstanding, were represented at the Annual Meeting. The final voting results for each proposal presented at the Annual Meeting are set forth below.

Proposal 1: The eleven nominees, as set forth below and in the Company’s 2026 Proxy Statement, were elected as directors, each to serve until the 2027 Annual Meeting of Shareholders.

Name	For	Against	Abstain	Broker Non-Votes
Mark A. Buthman	62,394,975	1,521,106	34,356	2,242,885
William F. Feehery	61,427,391	2,489,202	33,844	2,242,885
Robert F. Friel	62,396,755	1,521,677	32,005	2,242,885
Eric M. Green	58,892,532	4,573,928	483,977	2,242,885
Janet B. Haugen	61,934,409	1,987,189	28,839	2,242,885
Molly E. Joseph	61,545,956	2,341,355	63,126	2,242,885
Deborah L. V. Keller	57,992,162	5,599,392	358,883	2,242,885
Myla P. Lai-Goldman	61,523,642	2,395,041	31,754	2,242,885
Stephen H. Lockhart	63,432,380	470,840	47,217	2,242,885
Douglas A. Michels	60,240,141	3,670,807	39,489	2,242,885
Paolo Pucci	62,930,048	981,152	39,237	2,242,885
Proposal 2: The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
60,107,802	3,762,206	80,429	2,242,885
Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was ratified as set forth below.

For	Against	Abstain
58,509,119	7,556,514	127,689
Proposal 4: The shareholder proposal regarding an Independent Board Chair Policy was not approved as set forth below.

For	Against	Abstain	Broker Non-Votes
29,592,488	34,245,125	112,824	2,242,885

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	104	The cover page from the Company’s Current Report on Form 8-K, dated May 4, 2026, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Norman D. Finch Jr.
Norman D. Finch Jr.
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
104	The cover page from the Company’s Current Report on Form 8-K, dated May 4, 2026, formatted in Inline XBRL.
4